2015 Q3 Earnings Call October 27, 2015 9:30 AM ET Exhibit 99.2

Important Disclosure Information
This presentation contains forward-looking statements within the meaning of the federal securities laws. Statements related to, among other things, future financial performance, including our 2015 outlook and performance, free cash flow, debt reduction and distribution growth, as such, may involve known and unknown risks, uncertainties and other factors that may cause actual results
or
performance
to
differ
from
those
projected
in
the
forward-looking
statements,
possibly
materially.
For
a
description
of
factors
that may cause actual results or performance to differ from any forward-looking statements, please review the information under the headings “Cautionary Note Regarding Forward-looking Statements” and “Risk Factors” included in the combined annual report on Form 10-K of Extended Stay America, Inc. and ESH Hospitality, Inc. (collectively, the “Company”) filed with the SEC on
February 26, 2015 and other documents of the Company on file with or furnished to the SEC. Any forward-looking statements made
in
this
presentation
are
qualified
by
these
cautionary
statements,
and
there
can
be
no
assurance
that
the
actual
results
or
developments anticipated by the Company will be realized or, even if substantially realized, will have the expected consequences to,
or
effects
on,
the
Company
or
its
business
or
operations.
Except
as
required
by
law,
the
Company
undertakes
no
obligation
to
update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.
We caution you that actual outcomes and results may differ materially from what is expressed, implied or forecasted by the
Company’s forward-looking statements.
This presentation includes certain non-GAAP financial measures, including EBITDA, Adjusted EBITDA, Hotel Operating Profit,
Hotel
Operating
Margin,
Paired
Share
Income,
Adjusted
Paired
Share
Income
and
Adjusted
Paired
Share
Income
per
Paired
Share. These non-GAAP financial measures should be considered only as supplemental to, and not as superior to, financial measures prepared in accordance with U.S. GAAP. Please refer to the Appendix of this presentation for a reconciliation of the non-GAAP financial measures included in this presentation to the most directly comparable financial measures prepared in accordance with  U.S. GAAP.

1
See Appendix for Adjusted EBITDA, Adjusted Paired Share Income Per Paired Share, and Hotel Operating Margin Calculations
Occupancy (%)
Q3 2015 Result Highlights
$47.72
$50.83
Q3 2014
Q3 2015
$60.14
$64.95
Q3 2014
Q3 2015
Average Daily Rate
(“ADR”)
79.3%
78.3%
Q3 2014
Q3 2015
+6.5%
+8.0%
-100bps
$163.1
$181.4
Q3 2014
Q3 2015
Hotel
Operating
Margin
(%)
53.1%
56.2%
Q3 2014
Q3 2015
Adjusted
Paired
Share
Income
Per
Paired
Share
1
11.2%
+310bps
+11.1%
$0.29
$0.33
Q3 2014
Q3 2015
Adjusted EBITDA
1
(Millions)
Revenue Per Available Room (“RevPAR”)
1

Nine Months 2015 Result Highlights
$44.09
$46.95
Q1-Q3 2014
Q1-Q3 2015
$57.95
$62.38
Q1-Q3 2014
Q1-Q3 2015
Average Daily Rate
(“ADR”)
76.1%
75.3%
Q1-Q3 2014
Q1-Q3 2015
Occupancy (%)
+6.5%
+7.6%
-80bps
$433.3
$476.0
Q1-Q3 2014
Q1-Q3 2015
$0.67
$0.80
Q1-Q3 2014
Q1-Q3 2015
Hotel
Operating
Margin
(%)
52.1%
54.8%
Q1-Q3 2014
Q1-Q3 2015
Adjusted
Paired
Share
Income
Per
Paired
Share
1
9.8%
+270bps
+19.6%
1
See Appendix for Adjusted EBITDA, Adjusted Paired Share Income Per Paired Share, and Hotel Operating Margin Calculations
Revenue Per Available Room (“RevPAR”)
Adjusted EBITDA
1
(Millions)
1

Renovation Update

413 Completed Renovations at end of Q3

450
400
350
300
250
200
# of Hotels
31
382
Q2 2015
Q3 2015

Renovation Timeline[1]

700
600
500
400
300
200
100
0
# of Hotels
247
8
374
210
37
382
167
49
413
153
11
465
Q1 2015A
Q2 2015A
Q3 2015A
Q4 2015 Fcst
Renovated
Under Renovations
Unrenovated

Renovation Room Night Displacement Outlook[2]

140,000
120,000
100,000
80,000
60,000
40,000
20,000
0
# of Room Nights Displaced
Q1 A
Q2 A
Q3 A
Q4 A/Fcst
2014
2015

5

Renovation Update
Remain on track to complete renovation of all remaining ESA properties by early 2017
413 Completed Renovations at end of Q3 Renovation Timeline1
Renovation Room Night Displacement Outlook2
1Status at end of quarter 5
2Room nights removed from inventory due to renovation

Segmentation Data
Q3 2015 Length of Stay Revenue Mix
Q3 2015 RevPAR Growth by Property Type
1
Renovated Status as of 06/30/2015
2
Under Renovation at any point during Q3 2015
Q3 2015 Contribution to Revenue Growth
by Length of Stay
1-6 nights %
31%
32%
7-29 nights %
24%
24%
30+ nights %
45%
44%
Q3 2015
Q3 2014
1-6 Nights,
56%
7-29
Nights,
18%
30+ Nights,
26%
Property Status
RevPAR
ADR
Occupancy
Renovated
1
8.5%
8.0%
+40 bps
Unrenovated
6.3%
6.1%
+20 bps
Under Renovation
2
-9.9%
7.8%
-1,240 bps

Quarterly Distribution, Cash Balance and Net Debt Ratio
Quarterly Paired Share Distribution
1
$0.15
$0.17
Q3 2014
Q3 2015
+13.3%
Net Debt / TTM Adjusted
EBITDA Ratio
3
4.5X
4.3X
Q2 2015
Q3 2015
¹ Distribution dates of November 24, 2015 and December 5, 2014
2
Includes Unrestricted and Restricted Cash
3
Ratio not adjusted for announced 53 hotel disposition, which we expect will reduce our leverage ratio by 1/10th of a turn
Cash Balance (Millions)
2
$260.0
$300.6
Q2 2015
Q3 2015

Renovation Update
Full Year 2015 Outlook1
Q3 2015
Guidance2 | Actual
(In Millions)
Revenue $355 to 362 | $ 360.5
Adjusted EBITDA $174 to $179 | $ 181.4
1
(In Millions) Q4 2015 Outlook
Revenue $ 297 to $ 302
Adjusted EBITDA $ 126 to $ 131
1 2
(In Millions) Full Year 2015 Outlook Prior Outlook
Revenue $ 1,285 to $ 1,290 $ 1,280 to $ 1,295
Adjusted EBITDA $ 602 $ 607 $ 595 $ 605
Depreciation and Amortization $ 208 $ 204 $ 215 $ 205
Net Interest Expense $ 138 $ 137 $ 140 $ 137
Effective Tax Rate 24.6% 23.5% 23.0% 22.0%
Net Income $ 171 $ 182 $ 171 $ 192
Capital Expenditures $ 205 $ 215 $ 190 $ 210
1Outlook as of October 27, 2015; excludes impact of announced disposition; we expect the 53 hotel disposition will reduce our Q4 and Full Year 2015 Adjusted EBITDA guidance by approximately
$1 to $3 million and our Q4 and Full Year 2015 revenue guidance by approximately $3 to $7 million.
2Guidance as of Q2 Earnings Call on July 30, 2015

9 APPENDIX

Non-GAAP Reconciliation of Net Income to EBITDA and Adjusted EBITDA
For the Three and Nine Months Ended September 30, 2015 and 2014
2015
2014
2015
2014
$       58,225
60,185
$
Net income
$    150,890
122,550
$
35,157
33,377
Interest expense, net
101,975
116,464
21,293
18,970
Income tax expense
48,119
38,187
52,268
47,124
Depreciation and amortization
151,980
139,401
166,943
159,656
EBITDA
452,964
416,602
3,021
2,283
Non-cash equity-based compensation
7,940
7,173
1,143
1,058
Other non-operating expense
2,035
2,837
9,011
-
Impairment of long-lived assets
9,011
-
-
(864)
Gain on sale of hotel properties
-
(864)
1,290
(1)
969
(2)
Other expenses
4,034
(3)
7,561
(4)
181,408
$
163,102
$
Adjusted EBITDA
475,984
$
433,309
$
11.2%
Adjusted EBITDA % growth
9.8%
(4)
Includes public company transition costs of approximately $3.2 million, including approximately $1.5 million in costs incurred in connection with the August 2014 secondary offering, consulting fees of approximately $1.9 million related to the implementation of certain key strategic initiatives, including review of our corporate infrastructure, and loss on disposal of assets of approximately $2.5 million.
(3)
Includes costs incurred in connection with the preparation of the registration statement filed on June 5,
2015 of approximately $0.7 million, and loss on disposal of assets of approximately $3.3 million.
Three Months Ended
September 30,
Nine Months Ended
September 30,
(1)
Includes loss on disposal of assets of approximately $1.3 million.
(2)
Includes public company transition costs of approximately $0.8 million, including approximately $0.6 million in costs incurred in connection with the August 2014 secondary offering, and loss on disposal of assets of approximately $0.2 million.
(Unaudited)
(In thousands)

Non-GAAP Reconciliation of Hotel Operating Profit and Hotel Operating
Margin For the Three and Nine Months Ended September 30, 2015 and 2014
2015
2014
% Variance
2015
2014
% Variance
355,445
$
333,970
$
6.4%
Room revenues
974,127
$
917,286
$
6.2%
5,071
4,583
10.6%
Other hotel revenues
14,291
13,497
5.9%
360,516
338,553
6.5%
Total hotel revenues
988,418
930,783
6.2%
157,761
158,914
(0.7)%
Hotel operating expenses
(1)
447,217
445,756
0.3%
202,755
$
179,639
$
12.9%
Hotel Operating Profit
541,201
$
485,027
$
11.6%
56.2%
53.1%
310 bps
Hotel Operating Margin
54.8%
52.1%
270 bps
(1)
Excludes loss on disposal of assets of approximately $1.3 million, $0.2 million, $3.3 million and $2.5 million, respectively.
(In thousands)
(Unaudited)
Nine Months Ended
September 30,
Three Months Ended
September 30,

Non-GAAP Reconciliation of Net Income Attributable to Common Shareholders  to
Paired Share Income, Adjusted Paired Share Income and Adjusted Paired Share Income
Per Paired Share for the Three and Nine Months Ended September 30, 2015 and 2014
2015
2014
2015
2014
37,656
$
43,875
$
Net income attributable to common shareholders
117,187
$
97,901
$
20,565
16,306
Noncontrolling interests attributable to Class B common shares of ESH REIT
33,691
24,637
58,221
60,181
Paired Share Income
150,878
122,538
-
-
Debt extinguishment costs
1,790
7,185
837
281
Other non-operating expense
1,487
2,158
6,598
-
Impairment of long-lived assets
6,598
-
-
(659)
Gain on sale of hotel properties
-
(659)
944
(1)
76
(2)
Other expenses
3,050
(3)
5,761
(4)
66,600
$
59,879
$
Adjusted Paired Share Income
163,803
$
136,983
$
0.33
$
0.29
$
Adjusted Paired Share Income per Paired Share –
basic
0.80
$
0.67
$
0.33
$
0.29
$
Adjusted Paired Share Income per Paired Share –
diluted
0.80
$
0.67
$
204,281
203,593
Weighted average Paired Shares outstanding –
basic
204,171
203,449
204,685
204,540
Weighted average Paired Shares outstanding –
diluted
204,538
204,492
(In thousands, except per Paired Share data)
(Unaudited)
(3)
Includes costs incurred in connection with the preparation of the registration statement filed on June 5, 2015 of approximately $0.7 million pre-tax and loss on disposal of assets of approximately $3.3 million pre-tax, which total approximately $3.1 million after-tax.
(4)
Includes public company transition costs of approximately $3.2 million pre-tax, including approximately $1.5 million pre-tax in costs incurred in connection with the August 2014 secondary offering, consulting fees of approximately $1.9 million pre-tax related to the implementation of certain key strategic initiatives, including review of our corporate infrastructure, and loss on disposal of assets of approximately $2.5 million pre-tax, which total approximately $5.8 million after-tax.
(2)
Includes public company transition costs of approximately $0.8 million pre-tax, including approximately $0.6 million pre-tax in costs incurred in connection with the August 2014 secondary offering, and loss on disposal of assets of approximately $0.2 million pre-tax, which total approximately
$0.1 million after-tax.
(1)
Includes loss on disposal of assets of approximately $1.3 million pre-tax, which totals approximately $0.9 million after-tax.
Three Months Ended
September 30,
Nine Months Ended
September 30,